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                         AIM LATIN AMERICAN GROWTH FUND

                      CLASS A, CLASS B AND CLASS C SHARES

                         Supplement dated April 3, 2000
                   to the Prospectus dated February 28, 2000


The following replaces in its entirety the section entitled "FUND MANAGEMENT -- PORTFOLIO MANAGER" on page 5 of the prospectus:


           "PORTFOLIO MANAGERS
           The advisors use a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolios are

           o Frederique Carrier, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the subadvisor and/or its affiliates since 1998. From 1992 to 1998, she was a Senior Financial Analyst for BBV Latinvest.

           o David Manuel, Portfolio Manager, who has been responsible for the fund since 1997 and has been associated with the subadvisor and/or its affiliates since 1997. From 1987 to 1997, he was an Investment Analyst and Portfolio Manager for Abbey Life Investment Services Ltd. (Bournemouth), and was Head of Latin American Equities from 1994 to 1997."